                                                                      EXHIBIT 24

STATE OF ALABAMA         )

COUNTY OF JEFFERSON      )


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Alton E. Yother and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-3 relating to the registration of $2.50 par value common stock for the acquisition of SecurityBank Texas, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Dated as of this 20th day of November, 1998.


         /S/ H. ALLEN FRANKLIN                          /s/ WM. KENDRICK UPCHURCH, JR.
        ---------------------------                     --------------------------------
          H. Allen Franklin                               Wm. Kendrick Upchurch, Jr.
              Director                                             Director

         /S/ VAN L. RICHEY                                  /S/ REX J. LYSINGER
        ---------------------------                     --------------------------------
            Van L. Richey                                      Rex L. Lysinger
              Director                                            Director

         /s/ WILLIAM C. HULSEY
        ---------------------------                     --------------------------------
          William C. Hulsey                                 Allen J. Keesler, Jr.
              Director                                            Director

         /s/ JOHN M. BRADFORD                               /s/ F. CROWDER FALLS
        ---------------------------                     --------------------------------
          John M. Bradford                                    F. Crowder Falls
              Director                                            Director


        ---------------------------
           Carl F. Bailey
              Director